UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2026

Tamboran Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Hold.
On January 13, 2026, Tamboran Resources Corporation (the “Company”) held a Special Meeting of Stockholders (the “2025
Special Meeting”) where the following matters were voted upon by the Company’s stockholders:
1. Ratification and approval, for the purposes of ASX Listing Rule 7.4 and for all other purposes, of the issue of 2,673,111 shares of
Common Stock pursuant to the Company’s Public Offering.
2. Approval of the Company’s October 2025 PIPE Financing and issuance of shares of Common Stock pursuant to the Company’s
October 2025 PIPE Financing.
3. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 133,655 shares of Common Stock to
Mr. Bryan Sheffield under the October 2025 PIPE Financing.
4. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 181,274 shares of Common Stock to
Mr. Scott Sheffield under the October 2025 PIPE Financing.
5. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 11,904 shares of Common Stock to Mr.
Richard Stoneburner under the October 2025 PIPE Financing.
6. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 23,809 shares of Common Stock to Mr.
Ryan Dalton under the October 2025 PIPE Financing.
7. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 23,809 shares of Common Stock to Mr.
Phillip Pace under the October 2025 PIPE Financing.
8. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 9,523 shares of Common Stock to Mr.
Fredrick Barrett under the October 2025 PIPE Financing.
9. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 4,761 shares of Common Stock to Mr.
Jeffrey Bellman under the October 2025 PIPE Financing.
10. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 10,000 shares of Common Stock to
Mr. David Siegel under the October 2025 PIPE Financing.
11. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 6,000 shares of Common Stock to Mr.
Robert Siegel under the October 2025 PIPE Financing.
12. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 2,323 shares of Common Stock to Mr.
Tom Robb under the October 2025 PIPE Financing.
13. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 11,904 shares of Common Stock to
Ms. Sarah Pacheco under the October 2025 PIPE Financing.
14. Approval, for purposes of ASX Listing Rule 7.1 and for all other purposes, of the issue of 1,105,415 shares of Common Stock to the October PIPE Investors under the October 2025 PIPE Financing.
15. Approval of the issuance of shares of Common Stock to certain directors, officers, and employees of the Company pursuant to the
Company’s October 2025 PIPE Financing.
As noted in the proxy statement for the 2025 Special Meeting, under the rules of the ASX, the Company disregarded votes cast in favor of certain proposals for those shareholders who may have had an interest in the outcome thereof, which voting exclusions impacted the final voting results reflected below.
The following is a summary of the voting results for each matter presented to the Company’s stockholders:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
1. Ratification and approval, for the purposes of ASX Listing Rule 7.4 and for all other purposes, of the issue of 2,673,111 shares of Common Stock pursuant to the Company’s Public Offering.	11,276,957	30,177	61,604	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
2. Approval of the Company’s October 2025 PIPE Financing and issuance of shares of Common Stock pursuant to the Company’s October 2025 PIPE Financing.	10,975,430	329,396	63,912	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
3. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 133,655 shares of Common Stock to Mr. Bryan Sheffield under the October 2025 PIPE Financing.	11,026,510	339,097	3,131	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
4. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 181,274 shares of Common Stock to Mr. Scott Sheffield under the October 2025 PIPE Financing.	11,026,213	339,347	3,178	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
5. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 11,904 shares of Common Stock to Mr. Richard Stoneburner under the October 2025 PIPE Financing.	11,026,236	339,325	3,177	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
6. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 23,809 shares of Common Stock to Mr. Ryan Dalton under the October 2025 PIPE Financing.	11,026,236	339,325	3,177	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
7. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 23,809 shares of Common Stock to Mr. Phillip Pace under the October 2025 PIPE Financing.	11,026,236	339,325	3,177	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
8. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 9,523 shares of Common Stock to Mr. Fredrick Barrett under the October 2025 PIPE Financing.	10,980,838	339,525	48,375	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
9. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 4,761 shares of Common Stock to Mr. Jeffrey Bellman under the October 2025 PIPE Financing.	11,028,637	339,275	826	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
10. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 10,000 shares of Common Stock to Mr. David Siegel under the October 2025 PIPE Financing.	11,026,236	339,325	3,177	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
11. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 6,000 shares of Common Stock to Mr. Robert Siegel under the October 2025 PIPE Financing.	11,026,236	339,325	3,177	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
12. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 2,323 shares of Common Stock to Mr. Tom Robb under the October 2025 PIPE Financing.	11,025,171	340,389	3,178	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
13. Approval, for purposes of ASX Listing Rule 10.11 and for all other purposes, of the issue of 11,904 shares of Common Stock to Ms. Sarah Pacheco under the October 2025 PIPE Financing.	11,027,858	337,704	3,176	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
14. Approval, for purposes of ASX Listing Rule 7.1 and for all other purposes, of the issue of 1,105,415 shares of Common Stock to the October PIPE Investors under the October 2025 PIPE Financing.	11,264,691	40,900	63,147	0

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
15. Approval of the issuance of shares of Common Stock to certain directors, officers, and employees of the Company pursuant to the Company’s October 2025 PIPE Financing.	11,026,388	339,449	2,901	0
Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: January 14, 2026	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer